2 nd Quarter of Fiscal 2015 Earnings Call Confidential-Unilife Corporation February 9, 2015 Exhibit 99.2

Confidential-Unilife Corporation

This presentation contains forward looking statements under the safe harbor provisions of the US securities laws. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to our management.  Our management believes that these forward-looking statements are reasonable as and when made.
However you should not place undue reliance on any such forward looking statements as these are subject to risks and uncertainties. Please refer to our press releases and our SEC filings for more information regarding the use of forward looking statements.
Cautionary Note Regarding Forward-Looking Statements

Confidential-Unilife Corporation
Investor Highlights
Continuing our Strong Momentum
3
Our large market
opportunity is proven and
expanding
Our ability to win uniquely is
well-demonstrated and
gaining strength
Our execution to support
existing customer programs
is strong and remains firmly
on track
Our attractive model is
validated and supported
by our improving revenue
performance

Projected growth
from $4B (2015) -
$15B (2025)**
CAGR 14%
Wearable
injectors
^
(wearable disposal
self-injectors)
Prefilled
syringes*
Auto-injectors
Reconstitution
Ocular delivery
Novel delivery
^ Roots Resarch. Wearable Bolus Injectors. 2014.
VisionGain Medical Device Leader Series 2014-2024.
** Compilation of Unilife estimates and market research reports
4
Large, Growing Markets
$-
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

Our Demonstrated Ability to Win Uniquely
5

Compelling Technologies
Platform Specific Solutions
Comprehensive Portfolio
Robust Supply Chain with Continuity of Supply
Addressing unmet needs
Adding value for patients,
prescribers and payers
Mitigating customer risk
Customizable to needs of specific
drugs in broad portfolio
Preferred one-stop partner for
economies of scope
Addressing immediate and long-
term needs
Initial due diligence streamlines
path to incremental agreements
Flexible supply chain for
components and materials
Alternative sources of production
and supply
Maximize efficiencies and minimize
risk
Create distinctive brand identity for
each drug
Integration with standard
equipment and processes

An Attractive Business Model

•
Unifill Finesse for
Lovenox
•
10-Years
•
$50MM in upfront
payments
•
Min. 150MM units^
•
Unifill platform for 20
generic injectables
•
15-Years
•
$40MM in upfront /
milestone payments
•
Min. 175MM units^
•
Unilife sole provider
for all applicable
wearable drugs
•
5-10 biologics*
•
15-Years minimum
•
With biologics R&D
division MedImmune
•
Long-term agreement
(duration not disclosed)
•
Several target biologics
6
+ for innovative, differentiated delivery systems. Supply agreements in negotiation.
Avg. 5MM units p.a. wearable drug* with device ASP $25
Supply Agreements for Prefilled Syringes
Supply Agreements for Wearable Injectors
^ Minimum annual volumes per year following initial ramp program
* Unilife estimates based on industry averages and internal estimates
Cornerstone Supply Agreements Signed To-Date
Model validated and supported by growing financial performance
o
Can generate a flow of incremental programs and supply agreements
Capacity to generate recurring, predictable revenue for 10 – 15 years
Low sales and marketing costs supports attractive blended
operating margins of 40% or more over time

Commercial Pipeline to Generate Incremental Growth

•
In-depth product-specific
discussions with customer
•
Multiple current and
prospective customers
•
Multiple potential drug
candidates per customer
•
May take 1 - 3 years to
begin an active program
•
Device customization and
other activities to prepare
for commercial launch
•
Signed customer agreements
•
Many programs confidential
•
Upfront or milestone based
revenue from programs
•
Programs may span 1 – 3 years
•
May be more than one
program per customer
•
Supply agreements signed
prior to commercial launch
•
10-15 yr. duration common
•
Potential for multiple supply
agreements per customer
Many active
target
opportunities
across multitude
of pharma
companies and
therapy areas
Snapshot as of Jan 1, 2015
Up 33% from last quarter
20
7
0
10
20
30
40
50
60
Commercial Pipeline Active Programs Supply Agreements

Business Execution

•
Commercial shipments commenced
°
1
st
1 million units prior to middle FY16
°
2
nd
line operational
°
3
rd
line nearing completion
•
Shipments to accelerate FY15 - FY16
Case Study One: Unifill platform of prefilled syringes

Several customer
programs underway
Shipped over 80,000 devices
or drug containers in H1 FY15
Scaling up capacity
High-volume line with 5MM
unit annual capacity
Flextronics validation
Begin shipping devices
for human drug trials
during first half FY16
Business Execution
Case Study Two: Platform of Wearable Injectors

Business Execution
Now 180-plus patents issued worldwide. Over 200 more pending.
R&D investment to improve existing technologies and create new device categories
Case Study Three: R&D Programs
10
New Patent
Applications
Granted Patents
FY 2012 FY 2013 FY 2014
0
50
100
150
200
250
Patent return on investment is increasing for each dollar of R&D spent

Financial Results
Three Months Ended
2014 2013
Revenues
$5.4MM
$3.6MM
Research & development
$11.3 MM
$7.8MM
Selling, general & administrative
$9.5MM
$6.7MM
Net loss per share
$0.18
$0.17
Adjusted net loss*
$12.5MM
$8.3MM
Adjusted net loss per share - diluted
$0.12
$0.08
* Adjusted net loss excludes non-cash share-based compensation expense, depreciation and amortization, interest expense and change in fair value of financial statements. ^ Excluding non-cash items
•
Compared to prior quarter (Q1, FY 2015):
o
Increased revenue by $4MM
o
Decreased adjusted net loss by $3.4MM (21%)
•
Deferred revenue increased by $3.9MM since 6/30/2014
•
Current cash of $10.8MM
o
Does not include net proceeds of $44.7MM from Feb 2015 offering

Increasing Cash Receipts and Revenue

Cash Receipts
Revenue
$MM
$MM
12
•
$8MM in cash receipts from customers during the first half FY 2015
o
On schedule to generate an additional $20MM during second half FY 2015
•
Additional $45 million from U.S. offering of common stock added in
February 2015 to $10 million on balance sheet as of December 31
•
Sufficient cash on hand and to be generated from customer
programs and device sales to support operating activities through to at least the end of fiscal 2016
o
Additional agreements may further extend cash runway.
$-
$5.00
$10.00
$15.00
$20.00
$25.00
$30.00
FY 2012 FY 2013 FY 2014
$-
$5.00
$10.00
$15.00
FY 2012 FY 2013 FY 2014

Summary

Existing Agreements
• Continued scale-up to commercial launch
• Commencement of new programs with additional molecules
• Expected human drug studies with some target molecules
Incremental Agreements
• Multiple new agreements: commercial supply agreements with AbbVie and others
Other Commercial and Operational Highlights
• Increase in the total number of active programs
• Development of additional Unilife products / platforms
Financial Highlights
• Substantial increase in year on year revenue for the current quarter
• Increasing revenue from product sales, customization programs and milestone-based fees
• Potential for significant fees from customers seeking exclusivity access

Confidential-Unilife Corporation Questions 14

Confidential-Unilife Corporation Final Comments